First Quarter 2021 Results

May 25, 2021

Forward-Looking Statements

Forward-looking statements regarding the Company's future performance, demand and business recovery, growth drivers, long-term value creation, revenue and comparable revenue growth, sales and profitability including sales trajectory, off-premises sales and incrementality, enterprise margin improvement, preliminary results including net comparable restaurant revenue and average weekly net sales per restaurant, tax rate and NOL cash tax refunds, capital expenditures including restaurant maintenance and infrastructure and rollout of Donatos® to additional locations and timing thereof, digital guest and operational technology solutions, and off-premises execution enhancements, commodity inflation, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "could," "should," "will," or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the impact of COVID-19 on our results of operations, supply chain, and liquidity; the effectiveness of the Company's strategic initiatives, including alternative labor models, service, and operational improvement initiatives; our ability to staff, train, and retain our workforce for service execution; the effectiveness and timing of the Company's marketing strategies and promotions; menu changes and pricing strategy; the anticipated sales growth, costs, and timing of the Donatos® expansion; the implementation, rollout, and timing of new technology solutions; our ability to achieve revenue and cost savings from off-premises sales and other initiatives; competition in the casual dining market and discounting by competitors; changes in consumer spending trends and habits; changes in the cost and availability of key food products, distribution, labor, and energy; general economic conditions, including changes in consumer disposable income, weather conditions, and related events in regions where our restaurants are operated; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; the impact of federal, state, and local regulation of the Company's business; changes in federal, state, or local laws and regulations affecting the operation of our restaurants, including minimum wages, consumer health and safety, health insurance coverage, nutritional disclosures, and employment eligibility-related documentation requirements; costs and other effects of legal claims by Team Members, franchisees, customers, vendors, stockholders, and others, including negative publicity regarding food safety or cyber security; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com.

Red Robin First Quarter Financial and Operating Results

- Red Robin entered fiscal 2021 with substantially improved guest satisfaction scores, and positioned itself to be a leading choice as Guests return to restaurants
  - At the end of the first quarter, more than half of our Company-owned restaurants had positive comparable restaurant revenue compared to 2019, despite pronounced capacity restrictions in our largest markets
  - For the last four weeks of the fiscal first quarter of 2021, 85 restaurants with no capacity or social distancing restrictions realized comparable restaurant revenue of 5.2% and improved RLOP of 1.5% over the same period in 2019, while maintaining off-premises mix of 29.9%, more than double pre-pandemic levels
- Comparable restaurant revenue increased 10.0% for Q1
- 410 Company-owned indoor dining rooms reopened as of May 16, 2021
- Off-premises sales increased 75.5% for Q1 comprising 41.7% of total food and beverage sales, including catering; in Q4 2019, off-premises sales were approximately 14% of total food and beverage sales
- GAAP loss per diluted share was $0.56 compared to a loss of $13.51 in Q1 2020. Adjusted diluted loss per share[(1)] was $0.30 compared to adjusted loss per diluted share of $6.66 in Q1 2020
- Net loss was $8.7 million compared to net loss of $174.3 million in Q1 2020
- Adjusted EBITDA[(1)] was earnings of $27.4 million compared to losses of $10.7 million in Q1 2020
- Restaurant-level operating profit[(1)] was 15.7% compared to 8.8% in the prior year






1 See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

Recent Performance and Dining Room Openings

- Began fiscal 2021 amidst the resurgence of the COVID-19 pandemic, **with 236 comparable Company-owned restaurants open for indoor dining**
- Throughout the first quarter of 2021 **drove consistent, sequential improvement in average weekly net sales and re-openings** as approved vaccines were distributed and administered
- As of the end of the fourth fiscal period, **85[1] Company-owned indoor dining rooms were open with no capacity or social distancing restrictions; some of these restaurants remain at limited capacity due to staffing challenges and COVID exclusions**
- **Despite restrictions limiting capacity to 50% or less, restaurants in our largest regions in CA and WA outperformed 2019 average weekly net sales during our fiscal fifth period**
- As of the end of our fifth fiscal period, **all Company-owned restaurants have re-opened indoor dining rooms with varying levels of capacity**

85 Restaurants[1]	**5.2%[1]**	**1.5%[1]**
With no capacity or social distancing restrictions; some of these restaurants remain at limited capacity due to staffing challenges and COVID exclusions.	increase in comparable restaurant revenue compared to the same period in 2019 from restaurants able to operate at full capacity	increase in restaurant level operating profit compared to the same period in 2019 from restaurants able to operate at full capacity

Weekly Average Net Sales Per Restaurant



$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
236 Comparable Indoor Dining Rooms Open
87% of dining rooms re-opened
System comparable net restaurant revenues even with 2019
All indoor dining rooms reopened with varying capacity(2)
$35,716
$39,701
$41,394
$53,240
$55,600
$52,731
27-Dec
24-Jan
21-Feb
21-Mar
18-Apr
16-May

The periods ended January 24, 2021, February 21, 2021, March 21, 2021, and April 18, 2021 fall within our first fiscal quarter of 2021.. The period ended May 16, 2021 represents the first period of our second fiscal quarter of 2021, and amounts presented for the period are preliminary and subject to closing adjustments.

[1] As of the fourth fiscal accounting period ended April 18, 2021.
[2] Company-owned restaurants with no capacity or social distancing restrictions.

Recent Performance and Dining Room Openings

- **Improving operations through the early portion of fiscal year 2021:**

Company-owned Restaurants	Period Ended[2] 24-Jan	21-Feb[3]	21-Mar	18-Apr	16-May[6]
Net comparable[1] restaurant revenues	(26.7)%	(22.9)%	21.9%	165.9%	102.6%
Net comparable[1] restaurant revenues compared to Fiscal Year 2019	N/A[4]	N/A[4]	(8.5)%	0.0%	(3.3)%
Average weekly net sales per restaurant	$ 39,701	$ 41,384	$ 53,240	$ 55,600	$ 52,731
Number of comparable Company-owned restaurants[1]	413	411	410	410	410
Company-owned restaurants with closed dining rooms[1]	114	57	9	6	0
Average weekly off-premises net sales per restaurant	$ 20,896	$ 18,696	$ 20,056	$ 19,894	$ 19,078
Open system capacity[5]	40.0%	41.0%	48.0%	61.0%	65.0%

(1) Comparable restaurants are those Company-owned restaurants that have operated five full fiscal quarters as of the period presented. Restaurant count shown is as of the end of the period presented.

(2) The periods ended January 24, February 21, March 21, and April 18, 2021 comprise the Company's first fiscal quarter. The period ended May 16, 2021 falls within our second fiscal quarter of 2021, and amounts presented for the period are preliminary and subject to closing adjustments.

(3) Period includes the impact of reduced traffic due to winter weather in February of approximately 2% to 3%.

(4) This metric is presented to compare current year operating results to periods that are not impacted by the COVID-19 pandemic. There was no meaningful COVID-19 impact in P1 or P2 of 2020.

(5) Represents the percentage of indoor seating of Company-owned restaurants with open dining rooms, as of the end of the period presented.

(6) Period includes the impact of limited operating hours, in part due to staffing shortages.

Red Robin is Well-positioned to Thrive in a Post-Pandemic Environment

1. Recapture our soul
2. Deliver the brand promise
3. Tell our story
4. Accelerate profitable growth

New service model	Menu rationalization
Investment in technology	Donatos®
Significant off-premises growth	Portfolio optimization



Deliver long-term value creation for shareholders

Comparable Restaurant Revenue Trend[1]



15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
-45.0%
-3.3%
-1.5%
1.6%
1.3%
-20.8%
-41.4%
-25.1%
-29.0%
10.0%
-12.8%
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Compared to the same period in fiscal year 2019

(1) Calculated at constant currency rates for periods with Canadian operations for FY 2019.

Continued Off-Premises Sales Growth


US Comp Locations Off-Premise Sales as a % of Gross F&B Sales
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
11.6%
12.5%
13.2%
13.9%
26.3%
63.8%
40.7%
43.9%
41.7%
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

Appendix

First Quarter 2021 Sales Highlights

	Q1-21 (16 Weeks)	Q1-20 (16 Weeks)	Change to '20	Q1-19[3] (16 Weeks)	Change to '19[3]
Restaurant revenue	$318.7 million	$301.4 million	5.7%	$400.5 million	(20.4)%
Total company revenues	$326.3 million	$306.1 million	6.6%	$409.9 million	(20.4)%
Company-owned comp revenue[1]	10.0%	(20.8)%		(3.3)%	
Price/Mix	5.6%	0.1%		2.2%	
Guest counts	4.4%	(20.9)%		(5.5)%	
Franchised comp revenue[2]	15.1%	(23.3)%		(2.6)%	
Company avg. weekly revenue/unit[1] – total	$46,515	$41,785	11.3%	$51,802	(10.2)%
Company avg. weekly revenue/unit[1][2] – comp	$47,535	$43,062	10.4%	$54,303	(12.5)%
Avg. weekly restaurant level operating profit/unit[1] – comp	$7,864	$4,629	69.9%	$11,209	(29.8)%
Operating weeks	6,851	7,214	(5.0)%	7,731	(11.4)%
Net Sales/sq. ft (TTM)	$331	$420	(21.1)%	$431	(23.1)%

(1) Calculated at constant currency rates for periods with Canadian operations for FY 2019.
(2) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented.
(3) Presented for improved comparability.

First Quarter 2021 Restaurant Results

	% of Restaurant Revenue Q1-21	% of Restaurant Revenue Q1-20	Favorable (Unfavorable) to '20 (bps)	% of Restaurant Revenue Q1-19[(2)]	Favorable (Unfavorable) to '19[(2)] (bps)
Cost of sales	21.7%	23.4%	170	23.4%	170
Labor	35.0%	39.3%	430	35.7%	70
Other operating	18.1%	17.3%	(80)	13.9%	(420)
Occupancy	9.4%	11.2%	180	8.7%	(70)
Restaurant Level Operating Profit[(1)]	15.7%	8.8%	690	18.3%	(250)

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net (loss) income.
(2) Presented for improved comparability.
Certain percentage and basis point amounts in the table above do not total due to rounding as well as restaurant operating costs being expressed as a percentage of restaurant revenue and not total revenues.

First Quarter 2021 Commodity Update

	% of Total COGS in Q1-21	Variable vs. Fixed Pricing
Ground beef	15.0%	25% fixed through 12/21
Steak fries	12.9%	100% fixed through 10/21
Poultry	11.0%	Turkey fixed through 12/21; Chicken fixed through 2/22[1]
Produce	7.0%	70% fixed through 10/21
Bread	5.8%	85% fixed through 6/21; 15% fixed through 12/21
Cheese	5.3%	90% fixed through 1/23
Meat	4.3%	Variable (market driven)
Seafood	2.4%	Cod fixed through 5/21, partially fixed through 6/21; Shrimp fixed through 12/21; Salmon fixed through 6/21
Fry oil	2.1%	100% fixed through 9/21

[1] During the fifth fiscal period of 2021, two of our three chicken suppliers enacted a force majeure clause in their contract which is not a material impact to total commodities.

Restaurant Level Operating Profit Reconciliation to Income (Loss) from Operations and Net Income (Loss)

($ in thousands)

Red Robin GOURMET BURGERS AND BREWS

	2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Restaurant revenue	$400,484	$302,418	$289,862	$296,757	$301,434	$160,144	$197,009	$195,549	$318,677
Restaurant operating costs[(1)]:									
Cost of sales	93,715	72,387	69,017	68,285	70,426	38,780	46,037	43,244	69,166
Labor	142,894	106,538	104,870	102,476	118,566	62,742	74,344	77,175	111,659
Other operating[(2)]	55,565	43,000	44,317	43,594	52,291	34,663	37,631	39,883	57,712
Occupancy	35,020	25,458	24,942	26,378	33,657	20,758	22,099	23,007	30,100
Restaurant-level operating profit	73,290	55,035	46,716	56,024	26,494	3,201	16,898	12,240	50,040
Add – Franchise and other revenue[(2)]	9,382	5,563	4,360	6,188	4,631	978	3,469	5,501	7,598
Deduct – Other operating:									
Depreciation and amortization	28,438	21,369	21,280	20,703	28,320	20,560	19,173	19,504	25,888
General and administrative expenses	30,090	21,791	19,220	19,345	26,723	14,141	15,190	16,439	22,255
Selling[(2)]	18,026	13,443	17,556	16,507	14,779	5,556	6,094	7,900	8,355
Pre-opening and acquisition costs	319	—	—	—	153	3	89	51	—
Other charges (gains)[(2)]	2,398	16,847	(1,757)	4,110	119,379	14,501	4,416	15,587	5,471
Total other operating	79,271	73,450	56,299	60,665	189,354	54,761	44,962	59,481	61,969
Income (loss) from operations	3,401	(12,852)	(5,223)	1,547	(158,229)	(50,582)	(24,595)	(41,740)	(4,331)
Interest expense, net and other	3,238	2,153	1,812	1,907	3,370	1,979	2,280	777	4,330
Income tax (benefit) expense	(476)	(15,986)	(5,214)	7,342	12,699	3,700	(20,696)	(3,187)	52
Net income (loss)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)	$(39,330)	$(8,713)

(1) Excluding depreciation and amortization, which is shown separately.
(2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation.

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss)

($ in thousands)

	2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net income (loss) as reported	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)	$(39,330)	$(8,713)
Adjustments to net income (loss):									
Depreciation and amortization	28,438	21,369	21,280	20,703	28,320	20,560	19,173	19,504	52
Income tax (benefit) expense	(476)	(15,986)	(5,214)	7,342	12,699	3,700	(20,696)	(3,187)	4,677
Interest expense, net	3,345	2,322	2,229	2,245	3,234	2,194	2,537	1,047	25,888
EBITDA	31,946	8,686	16,474	22,588	(130,045)	(29,807)	(5,165)	(21,966)	21,904
Goodwill impairment	—	—	—	—	95,414	—	—	—	—
Restaurant asset impairment	—	14,064	—	1,030	15,498	5,281	—	6,161	1,242
Restaurant closure and refranchising costs (gains)	304	1,001	(3,922)	1,430	1,406	7,602	3,982	6,856	2,447
Litigation contingencies	—	—	—	—	4,500	—	—	1,940	1,085
Board and stockholder matter costs	—	1,152	1,311	798	1,482	967	4	51	128
COVID-19 related costs	—	—	—	—	198	651	430	579	569
Severance and executive transition	1,994	370	594	492	881	—	—	—	—
Executive retention	100	260	260	360	—	—	—	—	—
Adjusted EBITDA	$34,344	$25,533	$14,717	$26,698	$(10,666)	$(15,306)	$(749)	$(6,379)	$27,375

Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss) and Adjusted Earnings (Loss) Per Diluted Share to Earnings (Loss) Per Diluted Share

Red Robin GOURMET BURGERS AND BREWS

($ in thousands, except per share data)

	2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net income (loss) as reported	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)	$(39,330)	$(8,713)
Adjustments to net income (loss):									
Goodwill impairment	—	—	—	—	95,414	—	—	—	—
Restaurant asset impairment	—	14,064	—	1,030	15,498	5,281	—	6,161	1,242
Restaurant closure and refranchising costs (gains)	304	1,001	(3,922)	1,430	1,406	7,602	3,982	6,856	2,447
Litigation contingencies	—	—	—	—	4,500	—	—	1,940	1,085
Board and stockholder matter costs	—	1,152	1,311	798	1,482	967	4	51	128
COVID-19 related costs	—	—	—	—	198	651	430	579	569
Severance and executive transition	1,994	370	594	492	881	—	—	—	—
Executive retention	100	260	260	360	—	—	—	—	—
Income tax (expense) benefit of adj.	(623)	(4,380)	457	(1,069)	(31,039)	(3,770)	(1,148)	(4,053)	(1,422)
Adjusted net income (loss)	$2,414	$13,448	$(3,121)	$(4,661)	$(85,958)	$(45,530)	$(2,911)	$(27,796)	$(4,664)
Diluted net income (loss) per share[1]:									
Net income (loss) as reported	$0.05	$0.08	$(0.14)	$(0.60)	$(13.51)	$(4.09)	$(0.40)	$(2.53)	(0.56)
Adjustments to net income (loss):									
Goodwill impairment	—	—	—	—	7.40	—	—	—	—
Restaurant asset impairment	—	1.08	—	0.08	1.20	0.38	—	0.40	0.08
Restaurant closure and refranchising costs (gains)	0.03	0.07	(0.30)	0.11	0.11	0.55	0.26	0.44	0.16
Litigation contingencies	—	—	—	—	0.35	—	—	0.12	0.07
Board and stockholder matter costs	—	0.09	0.10	0.06	0.11	0.07	—	—	0.01
COVID-19 related costs	—	—	—	—	0.02	0.05	0.03	0.04	0.03
Severance and executive transition	0.15	0.03	0.05	0.04	0.07	—	—	—	—
Executive retention	0.01	0.02	0.02	0.03	—	—	—	—	—
Income tax (expense) benefit of adj.	(0.05)	(0.34)	0.03	(0.08)	(2.41)	(0.27)	(0.08)	(0.26)	(0.09)
Adjusted EPS - diluted	$0.19	$1.03	$(0.24)	$(0.36)	$(6.66)	$(3.31)	$(0.19)	$(1.79)	$(0.30)